                                                                    EXHIBIT 99.1

                            JOINT FILER INFORMATION

                           Other Reporting Person(s)

1. ESL PARTNERS, L.P.

Item                               Information
Name:                              ESL Partners, L.P.

Address:                           1170 Kane Concourse, Suite 200, Bay Harbor
                                   Islands, FL 33154

Designated Filer:                  Edward S. Lampert

Date of Event Requiring
Statement (Month/Day/Year):        March 1, 2021

Issuer Name and Ticker or          AUTONATION, INC. [AN]
Trading Symbol:

Relationship of Reporting          10% Owner
Person(s) to Issuer:

If Amendment, Date Original        Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group Filing:  Form filed by More than One Reporting Person

Signature:                         By:   RBS Partners, L.P.
                                   Its:   General Partner

                                   By:   ESL Investments, Inc.
                                   Its:   General Partner

                                   By:   /s/ Edward S. Lampert
                                          -------------------------
                                   Name:  Edward S. Lampert
                                   Title: Chief Executive Officer
                                   Date:  March 3, 2021

2. RBS PARTNERS, L.P.

Item                               Information
Name:                              RBS Partners, L.P.

Address:                           1170 Kane Concourse, Suite 200, Bay Harbor
                                   Islands, FL 33154

Designated Filer:                  Edward S. Lampert

Date of Event Requiring            March 1, 2021
Statement (Month/Day/Year):

Issuer Name and Ticker or          AUTONATION, INC. [AN]
Trading Symbol:

Relationship of Reporting          10% Owner
Person(s) to Issuer:

If Amendment, Date Original        Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group Filing:  Form filed by More than One Reporting Person

Signature:                         By:   ESL Investments, Inc.
                                   Its:   General Partner

                                   By:   /s/ Edward S. Lampert
                                          -------------------------
                                   Name:  Edward S. Lampert
                                   Title: Chief Executive Officer
                                   Date:  March 3, 2021

3. ESL INVESTMENTS, INC.

Item                               Information
Name:                              ESL Investments, Inc.

Address:                           1170 Kane Concourse, Suite 200, Bay Harbor
                                   Islands, FL 33154

Designated Filer:                  Edward S. Lampert

Date of Event Requiring            March 1, 2021
Statement (Month/Day/Year):

Issuer Name and Ticker or          AUTONATION, INC. [AN]
Trading Symbol:

Relationship of Reporting          10% Owner
Person(s) to Issuer:

If Amendment, Date Original        Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group Filing:  Form filed by More than One Reporting Person

Signature:                         By:   /s/ Edward S. Lampert
                                          --------------------------
                                   Name:  Edward S. Lampert
                                   Title: Chief Executive Officer
                                   Date:  March 3, 2021